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                                                                    EXHIBIT 10.1


                    VISTA LASER CENTERS OF THE PACIFIC, INC.
                             1996 STOCK OPTION PLAN

         1. PURPOSE OF THE PLAN. The purpose of the Vista Laser Centers Of The Pacific, Inc. 1996 Stock Option Plan (herein called the "Plan") is to encourage ownership of the common stock of Vista Laser Centers Of The Pacific, Inc., a Nevada corporation ("Company"), by eligible key employees, directors, officers and consultants providing service to the Company and its subsidiaries and to provide increased incentive for such directors, officers, employees and other consultants to render services to the Company and its subsidiaries in the future and to exert maximum effort for the success of the business of the Company and its subsidiaries.

         2. DEFINITIONS. As used herein, and in any Option granted hereunder, the following definitions shall apply:

(a)      "Board" shall mean the Board of Directors of the Company.

(b)      "Common Stock" shall mean the Common Stock of the Company.

(c) "Company" shall mean Vista Laser Centers Of The Pacific, Inc., a Nevada corporation originally incorporated on January 30, 1996.

(d) "Committee" shall mean: (i) prior to any date on which equity securities of the Company are first effectively registered under
         Section 12 of the Exchange Act, all the members of the Board; and (ii) thereafter, a Committee of two or more members of the Board which shall be composed of only disinterested directors of the Company as defined in Rule 16b-3(c)(2) promulgated under the Exchange Act who have not, during his or her period of service on the Committee and during the period of 12 months prior to service on the Committee, received an option to acquire or purchase equity securities of the Company or any of its affiliates under the Plan or under any other stock option or other stock incentive plan of the Company and its affiliates except for participation in a plan expressly permitted under the provisions of subsection (i) of Rule 16b-3(c)(2) promulgated under the Exchange Act. Such restrictions may be amended by the Board of Directors of the Company in the event of amendments to Rule 16b-3(c)(2) no longer requiring or modifying such restrictions.

(e) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment by, or other consulting affiliation with, the Company or any Subsidiary. Continuous Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

(f) "Eligible Party" shall mean any person, including officers, directors, employees and consultants, employed by the Company or any Subsidiary on either a full-time or part-time basis.

(g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(h) "Incentive Stock Option" shall mean any Option granted under this Plan, or any other option granted

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         to an Eligible Party, which complies with the provisions of Section
         422A of the Internal Revenue Code of 1986, as amended from time to time (herein called the "Code").

(i) "Non-Qualified Stock Option" shall mean any Option granted under this Plan which does not qualify in whole or in part as an "incentive stock option" under the provisions of Section 422A of the Code.

(j)      "Option" shall mean a stock option granted pursuant to the Plan.

(k) "Optioned Shares" shall mean the Common Stock subject to an Option granted pursuant to the Plan.

(l)      "Optionee" shall mean a person who receives an Option under the Plan.

(m)      "Plan" shall mean this 1996 Stock Option Plan.

(n) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 6(i) of the Plan.

(o) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. ADMINISTRATION OF THE PLAN.

         (a) PROCEDURE. The Plan shall be administered by the Committee; provided that after any date on which equity securities of the Company are first effectively registered under Section 12 of the Exchange Act, no member of the Committee shall be granted an Option under the Plan unless he or she shall be first resign as a member of the Committee. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors of the Company. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitutions therefor, fill vacancies, however caused, all subject to the provisions of Section 2(d) above, and to remove all members of the Committee.

         (b) POWERS OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have the authority: (i) to determine, upon review of relevant information, the fair market value of the Common Stock; (ii) to determine the exercise price of Options to be granted (which price, in the case of Incentive Stock Options, shall be not less than the minimum specified in Section 6(b) hereof), the Eligible Parties to whom and the time or times at which Options shall be granted, and the number of Shares to be represented by each Option;
(iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, (v) to determine the terms and provisions of each Option granted under the Plan (which need not be identical) and, with the consent of the holder thereof, to modify or amend any Option; (vi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee, and (vii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (c) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

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         4. STOCK RESERVED FOR THE PLAN. Subject to adjustment as provided in paragraph 6(h) and 6(i) hereof and to the provisions of Section 9 hereof, a total of FIVE HUNDRED THOUSAND (500,000) shares of Common Stock shall be subject to the Plan. The Shares subject to the Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company, and such amount of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any Option expire or be canceled prior to its exercise in full, the shares theretofore subject to such Option may again be made subject to an Option under the Plan.

         5. ELIGIBILITY.

         (a) Subject to Section 3(a) above, Incentive Stock Options under the Plan may be granted only to Eligible Parties for a reason connected with their employment by, or consulting services to, the Company or any Subsidiary. Subject to Section 3(a) above, Non-Qualified Stock Options may be granted under the Plan to Eligible Parties for a reason connected with their employment or other service to the Company or any Subsidiary. An Eligible Party who has been granted an Incentive Stock Option or a Non-Qualified Stock Option, if he or she is otherwise eligible, may be granted additional Incentive Stock Options or Non-Qualified Stock Options.

         (b) The aggregate fair market value (determined at the time an Incentive Stock Option is granted) of the Common Stock with respect to which any Incentive Stock Option may be exercisable for the first time by an Optionee during any calendar year (under this Plan and any other stock option plans of the Company and its Subsidiaries) shall not exceed $100,000.

         The Plan shall not confer upon any Optionee any right with respect to continuation of employment by the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or other position at any time.

         6. TERMS AND CONDITIONS. Each Option granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate.

         (a) OPTION PERIOD. Each option agreement shall specify the period for which the Option thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the Option shall expire at the end of such period. In the case of Incentive Stock Options, if the Optionee owns more than ten percent (10%) of the outstanding stock of the Company (determined in accordance with Section 425(d) of the Code) on the date the Incentive Stock Option is granted to him, the option period shall not exceed five years from the date of grant.

         (b) OPTION PRICE. The purchase price of each share of Common Stock subject to each Option granted pursuant to the Plan shall be determined by the Committee at the time the Option is granted. In the case of all Incentive Stock Options and Non-Qualified Stock Options, such purchase price shall not be less than the fair market value of a share of Common Stock on the date the Option is granted, as determined by the Committee; provided, however, that in the case of an Incentive Stock Option granted to an Optionee who owns more than ten percent (10%) of the outstanding stock of the Company (determined in accordance with Section 425(d) of the Code) on the date the Option is granted, the option price shall not be less than 110% of the fair market value of a share of Common Stock on such date.

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         (c) EXERCISE PERIOD. No part of any Option may be exercised until the
Optionee shall have remained in the employ of, or active as a consultant to, the Company or any of its Subsidiaries for such period after the date on which the Option is granted as the Committee may specify in the option agreement.

         (d) PROCEDURE FOR EXERCISE. Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised. An Option may not be exercised for fractional shares. Unless stock of the Company is used to acquire such shares in accordance with paragraph 6(k), such notice shall be accompanied by cash or certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the Option price of such shares and specifying the address to which the certificates for such shares are to be mailed. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the Optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee, at the address specified pursuant to this paragraph 6(d). Until the issuance of the stock certificates, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned shares.

         (e) TERMINATION OF EMPLOYMENT. If an Optionee to whom an Option has been granted ceases to be employed by the Company or any of its Subsidiaries for any reason other than death or disability, the Options granted to him shall thereupon terminate. Any Options which are exercisable on the date of such termination of employment may be exercised during a three month period beginning on such date.

         (f) DISABILITY OR DEATH OF OPTIONEE. In the event of the disability or death of the holder of an Option under the Plan while he is employed by the Company or any of its Subsidiaries, the Options previously granted to him may be exercised (to the extent he would have been entitled to do so at the date of his disability or death) at any time and from time to time, within a period of one year after his disability or death, by the Optionee, by the executor or administrator of his estate or by the person or persons to whom his rights under the Option shall pass by will or the laws of descent and distribution, but in no event may the Option be exercised after its expiration. An employee shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he is incapable of performing services for the Company or any of its subsidiaries by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration lasting not less than 12 months.

         (g) NO RIGHTS AS STOCKHOLDER. No Optionee shall have any rights as a stockholder with respect to shares covered by an Option until the date of issuance of a stock certificate for such shares; except as provided in paragraphs 6(h) or 6(i), no adjustment for dividends, or otherwise, shall be made if the record date therefore is prior to the date of issuance of such certificate.

         (h) EXTRAORDINARY CORPORATE TRANSACTIONS; ADJUSTMENT FOR
RECAPITALIZATION, MERGER, ETC.

         If the Company is dissolved or liquidated, or is merged or consolidated into or with another corporation, other than by a merger or consolidation in which the Company is the surviving corporation, the then exercisable but unexercised Options granted under the Plan shall not be exercisable after the date of such dissolution, liquidation, merger or consolidation, unless such other surviving corporation makes provision for adoption of the Plan and the assumption of the Company's obligations thereunder.

         Notwithstanding any provision of this Plan, the Committee is authorized to take such action upon the date of grant of an Option or at any time thereafter as it determines to be necessary or advisable, and

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fair and equitable to Optionees, with respect to Options held by Optionees in the event of a sale or transfer of all or substantially all of the Company's assets, or merger or consolidation (other than a merger or consolidation in which the Company is the surviving corporation and no shares are converted into or exchanged for securities, cash or any other thing of value). Such action may include (but is not limited to) the following:

(A) Accelerating the exercisability of any Option to permit its exercise in full during such period as the Committee in its sole discretion shall prescribe following the public announcement of a sale or transfer of assets or merger or consolidation.

(B) Permitting an Optionee, at any time during such period as the Committee in its sole discretion shall prescribe following the consummation of such a merger, consolidation or sale or transfer of assets, to surrender any Option (or any portion thereof) to the Company for cancellation.

(C) Requiring any Optionee, at any time following the consummation of such a merger, consolidation or sale or transfer of assets, if required by the terms of the agreements relating thereto, to surrender any Option (or any portion thereof) to the Company in return for a substitute Option which is issued by the corporation surviving such merger or consolidation or the corporation which acquired such assets (or by an affiliate of such corporation) and which the Committee, in its sole discretion, determines to have a value to the Optionee substantially equivalent to the value to the Optionee of the Option (or portion thereof) so surrendered.

Subject to any action which the Committee may take pursuant to the provisions of this paragraph 6(h) and paragraph 6(i), in the event of any merger, consolidation or sale or transfer of assets referred to in this paragraph 6(h) or paragraph 6(i), upon any exercise thereafter of an Option, and Optionee shall, at no additional cost other than payment of the exercise price of the Option, be entitled to receive in lieu of Shares, (1) the number and class of Shares or other security, or (2) the amount of cash, or (3) property, or (4) a combination of the foregoing, to which the Optionee would have been entitled pursuant to the terms of such merger, consolidation or sale or transfer of assets, if immediately prior thereto the Optionee had been the holder of record of the number of Shares for which such Option shall be so exercised.

         (i) CHANGES IN COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Provided, however, that if the outstanding shares of Common Stock of the Company shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, or recapitalization, the number and kind of shares subject to the Plan or subject to any Options theretofore granted, and the option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares without changing the aggregate option price.

         (j) INVESTMENT REPRESENTATION. Each option agreement shall contain an agreement that, upon demand by the Committee for such a representation, the Optionee [or any person acting under paragraph 6(f)] shall deliver to the Committee at the time of any exercise of an Option a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such a representation prior to the delivery of any

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shares issued upon exercise of an Option and prior to the expiration of the option period shall be a condition precedent to the right of the Optionee or such other person to purchase any shares.

         (k) PAYMENT WITH STOCK. Subject to approval of the Committee, an Optionee may pay for any shares of Common Stock with respect to which an Option has been exercised by tendering to the Company other shares of Common Stock at the time of the exercise of such Option, provided, however, that at the time of such exercise, the Company shall have a Committee consisting of two (2) or more disinterested directors who shall approve the payment for option shares with other shares. The certificates representing such other shares of Common Stock must be accompanied by a stock power duly executed with signature guaranteed. The value of Common Stock so tendered shall be determined by the Committee in its sole discretion. The Committee may, in its sole and absolute discretion, refuse any tender of shares of Common Stock, in which case it shall deliver the tendered shares of Common Stock back to the employee and notify the employee of such refusal.

         (l) OPTIONS NOT TRANSFERABLE. No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this
Section 6 shall prevent transfers by will, by the applicable laws of descent and distribution, or by a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or the rules thereunder; and further provided, that options designated for Eligible Parties rendering consulting services to the Company may, at the direction of such party, be granted in favor of a beneficiary corporation if all of the issued and outstanding capital stock of the Optionee-corporation shall be owned by such Eligible Party and conditions as to the vesting and termination of such options shall apply at all terms during the term of such options as if the Eligible Party were the named Optionee.

         (k). SIX MONTH RESTRICTION ON SALE OR DISPOSITION. No part of any shares acquired on exercise of an Option granted under the Plan may be sold or otherwise disposed of by an Optionee until the expiration of at least six months following the date on which such Option so exercised was originally granted by the Company. In the event an Option is exercised within six months of its date of grant, the securities evidencing the shares may bear a legend referring to the restrictions set forth in this Section.

         7. AMENDMENTS OR TERMINATION. The Board of Directors may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any participant under any Option theretofore granted without his consent, or which without the approval of the shareholders, would:
(i) except as is provided in paragraphs 6(h) and 6(i) of the Plan, increase the total number of shares reserved for the purposes of the Plan or decrease the option price provided for in paragraph 6(b) of the Plan, (ii) change the class of persons eligible to participate in the Plan as provided in paragraph 5 of the Plan, (iii) extend the option period provided for in paragraph 6(a) of the Plan, or (iv) extend the expiration date of this Plan set forth in paragraph 9 of the Plan.

         8. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of Options thereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by the governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government

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body which the Company shall, in its sole discretion, determine to be necessary or advisable. Further, it is the intention of the Company that the Plan comply in all respects with the provisions of Rule 16b-3 of the United States Securities and Exchange Act of 1934, as amended. If any Plan provision is found or determined not to be in compliance with such Rule 16b-3, the provision shall be deemed null and void and this Plan shall be deemed appropriately amended, retroactive to the date of initial adoption of this Plan, to provide for compliance with Rule 16b-3.

         9. EFFECTIVENESS AND EXPIRATION OF PLAN. The Plan shall be effective on January 30, 1996, the date the Board of Directors of the Company initially adopted the Plan, subject to the express condition that any Incentive Stock Option granted thereunder shall be subject to the condition that shareholders of the Company shall have approved and ratified the Plan within one year thereafter. Notwithstanding anything to the contrary set forth in the Plan or any option agreement pursuant to the Plan, no Incentive Stock Option under the Plan may be exercised unless shareholders of the Company shall have approved and ratified the Plan within one year of its effective date; the failure to obtain such approval by shareholders shall not affect the validity or right to exercise any Non-Qualified Stock Option granted hereunder in accordance with its terms. For the purpose of granting Options hereunder, this Plan shall expire on January 30 2006, ten years after the effective date of the Plan and thereafter no Option shall be granted pursuant to the Plan.

         10. INFORMATION TO STOCKHOLDERS. If the vote or written consent of stockholders required by the provisions of Section 9 of this Plan was not solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the Exchange Act, then after the first registration of equity securities of the Company under Section 12 of the Exchange Act and prior to the first annual meeting of stockholders held subsequent thereto, the Company shall furnish in writing to the holders of record of securities entitled to vote substantially the same information concerning the Plan which would have been required by the rules and regulations under Section 14(a) of the Exchange Act then in effect as if proxies to approve the Plan were being solicited at that time,

         11. CANCELLATION AND ISSUANCE. The Committee may, at its sole discretion, subject to the provisions of the Plan, cancel outstanding Options and issue replacement Options under the Plan under terms and at exercise prices it deems beneficial to the Company and the Optionees, to further the purposes of the Plan. Notwithstanding this Section, no Option may be canceled, or otherwise amended or modified, without the written consent of the Optionee.

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